                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

    Filed by registrant /X/
    Filed by a party other than the registrant / /
    Check the appropriate box:
    / /  Preliminary proxy statement
    /X/  Definitive proxy statement
    / /  Definitive additional materials
    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           FOREST LABORATORIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                           FOREST LABORATORIES, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
         -----------------------------------------------------------------------

     (2) Form, schedule or registration statement No.:
         -----------------------------------------------------------------------

     (3) Filing party:
         -----------------------------------------------------------------------

     (4) Date filed:
         -----------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                           FOREST LABORATORIES, INC.
                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

    The Annual Meeting of the Stockholders of Forest Laboratories, Inc. (the "Company") will be held on August 11, 1997 at 10:00 a.m., at Chase Manhattan Corporate Headquarters, 270 Park Avenue, New York, New York for the following purposes:

        1. To elect a Board of five Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

        2. To ratify the appointment of BDO Seidman, L.L.P. as the Company's independent auditors for the fiscal year ending March 31, 1998 (Proposal 2); and

        3. To transact such other business as may properly be brought before the Meeting.

    Stockholders of record at the close of business on June 23, 1997 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report for the fiscal year ended March 31, 1997 is being mailed to stockholders simultaneously herewith.

    YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO BE PRESENT, KINDLY FILL IN AND SIGN THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATES, AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE IN ORDER THAT YOUR VOTE CAN BE RECORDED. THIS MAY SAVE THE COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION.

                                         By Order of the Board of Directors
                                          WILLIAM J. CANDEE, III,
                                          Secretary

June 30, 1997
New York, New York

                           FOREST LABORATORIES, INC.
                                909 THIRD AVENUE
                            NEW YORK, NEW YORK 10022

                                PROXY STATEMENT

    Your proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting (the "Meeting") of Stockholders to be held on Monday, August 11, 1997, or any adjournment or adjournments thereof, for the purposes set forth in the attached Notice of Meeting. This Proxy Statement and form of proxy are being mailed to stockholders on or about June 30, 1997.

    Any stockholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of revocation to the Secretary of the Company; mere attendance at the Meeting, without such notice, will not revoke the proxy. Properly executed proxies will be voted in the manner directed by a stockholder and, if no direction is made, will be voted FOR the election of each of the five nominees for election as directors listed below (Proposal 1) and FOR the ratification of the appointment of BDO Seidman, L.L.P. as the Company's independent auditors (Proposal 2).

    The Board of Directors does not intend to present at the Annual Meeting any matters other than those set forth in this Proxy Statement, nor does the Board of Directors know of any other matters which may come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote it in accordance with their judgment.

    As of June 23, 1997, the record date fixed for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding 40,969,323 shares of the Company's common stock, par value $.10 per share (the "Common Stock") which is the only outstanding class of voting securities of the Company. Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon.

    The Company's by-laws provide that stockholders holding a majority of the outstanding shares of Common Stock shall constitute a quorum at meetings of the stockholders. Shares represented in person or by proxy as to any matter will be counted toward the fulfillment of a quorum. The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the shares of Common Stock present in person or by proxy is necessary for the approval of the ratification of the appointment of independent auditors (Proposal 2).

    Votes at the Annual Meeting will be tabulated by two independent inspectors of election appointed by the Company or the Company's transfer agent. As the affirmative vote of a plurality of votes cast is required for the election of directors, abstentions and broker non-votes will have no effect on the outcome of such election. As the affirmative vote of a majority of shares of Common Stock present in person or represented by proxy is necessary for the approval of the ratification of the appointment of independent auditors (Proposal 2), an abstention will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of the vote.

    Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may vote those shares in their discretion, depending on the type of proposal involved. The Company believes that, in accordance with New York Stock Exchange rules applicable to such voting by brokers, brokers will have discretionary authority to vote with respect to any shares as to which no instructions are received from beneficial owners with respect to the election of directors (Proposal 1) and the ratification of the appointment of independent auditors (Proposal 2). Shares as to which brokers have not exercised such discretionary authority or received instructions from beneficial owners are considered "broker non-votes."

    Only stockholders of record at the close of business on June 23, 1997 will be entitled to vote at the Meeting or any adjournment or adjournments thereof.

    IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE

PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY TO INSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE RETURN YOUR EXECUTED PROXY PROMPTLY.

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth as of June 23, 1997 the name, address and holdings as to each person (including any "group" as defined in Section 13(d) of the Securities Exchange Act of 1934) known by the Company to be the beneficial owner of more than five percent of the Common Stock.

              NAME AND ADDRESS                 AMOUNT AND NATURE OF   PERCENT
             OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP  OF CLASS
---------------------------------------------  --------------------  ---------
Howard Solomon                                       2,571,653(1)        6.28%
909 Third Avenue
New York, New York

Brinson Partners, Inc.                               3,952,687(2)        9.65%
209 South LaSalle Street
Chicago, Illinois

J.P. Morgan & Co., Incorporated                      7,870,764(3)       19.21%
60 Wall Street
New York, New York

------------------------

(1) Includes 2,020,164 shares subject to options exercisable by Mr. Solomon within 60 days from the date hereof, which shares are deemed to be outstanding for purposes of calculating Mr. Solomon's percentage ownership, but not for purposes of calculating any other person's percentage ownership.

(2) Based upon information set forth in an Information Statement on Schedule 13G filed by Brinson Partners, Inc. ("BPI"), a registered investment advisor and wholly owned subsidiary of Brinson Holdings, Inc. with the Securities and Exchange Commission ("SEC"). Includes shares beneficially owned by Brinson Trust Company, and other affiliates of BPI.

(3) Based upon information set forth in an Information Statement on Schedule 13G filed by J.P. Morgan & Co, Incorporated ("J.P. Morgan") with the SEC with respect to accounts maintained by third persons at J.P. Morgan.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    The by-laws of the Company provide that there shall be three to eleven directors, with such number to be fixed by the Board of Directors. Effective at the time and for the purposes of the Meeting, the number of directors of the Company, as fixed by the Board of Directors pursuant to the by-laws of the Company, is five.

    Unless otherwise specified, each proxy received will be voted for the election as directors of the five nominees named below (each of whom was elected at the 1996 Annual Meeting of Stockholders) to serve until the 1998 Annual Meeting of Stockholders and until his successor shall be duly elected and qualified. Each of the nominees has consented to be named a nominee in the Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of

Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the Company's by-laws.

            The following persons have been nominated as directors:

                                                                                              HAS BEEN A
                 NAME AND PRINCIPAL OCCUPATION OR POSITION                        AGE       DIRECTOR SINCE
----------------------------------------------------------------------------      ---      -----------------
Howard Solomon                                                                        69            1964
  President and Chief Executive Officer of the Company since 1977.

William J. Candee, III                                                                70            1959
  Partner, Rivkin, Radler & Kremer, Attorneys at Law, since May 1989.

George S. Cohan                                                                       73            1977
  President, The George Cohan Company, Inc., consultants, since June 1989.
  For more than five years prior thereto, Mr. Cohan served as President of
  Doremus & Co., Inc. and its predecessors, an advertising and public relations firm.

Dan L. Goldwasser                                                                     57            1977
  Partner, Vedder, Price, Kaufman, Kammholz & Day, Attorneys at Law, since
  May 1992.

Joseph M. Schor                                                                       68            1980
  Dr. Schor is a private investor and consultant. For more than five years prior to January 1, 1995, Dr. Schor served as Vice President-Scientific
  Affairs of the Company.

    Certain information regarding the beneficial ownership of Common Stock by each such director and nominee is set forth below at "Security Ownership of Management."

                       EXECUTIVE OFFICERS OF THE COMPANY

                    NAME                           AGE                POSITION WITH THE COMPANY
---------------------------------------------      ---      ---------------------------------------------
Howard Solomon                                         69   President and Chief Executive Officer
Phillip M. Satow                                       56   Executive Vice President--Marketing
Kenneth E. Goodman                                     49   Vice President--Finance
Lawrence S. Olanoff, M.D., Ph.D.                       45   Vice President--Scientific Affairs

    See the table of nominees for election as directors for biographical data with respect to Mr. Solomon.

    Phillip M. Satow has served as Executive Vice President--Marketing of the Company since January 1985.

    Kenneth E. Goodman has served as Vice President--Finance of the Company since April 1980.

    Dr. Lawrence S. Olanoff was elected Vice President--Scientific Affairs in October 1995. From 1993 until he joined the Company, Dr. Olanoff was Senior Vice President, Clinical Research and Development at Sandoz Pharmaceutical Corporation. For nine years prior thereto, Dr. Olanoff was employed by The Upjohn Company, where his last position was Corporate Vice President, Clinical Development and Medical Affairs.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth the beneficial ownership of shares of Common Stock of the Company as of June 23, 1997 of (i) the Chief Executive Officer and each of the Company's other executive officers at March 31, 1997, (ii) each director and nominee to serve as a director and (iii) all directors and executive officers of the Company as a group:

                                        AMOUNT AND NATURE OF    PERCENT
       NAME OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP   OF CLASS
--------------------------------------  --------------------  -----------
Howard Solomon                                 2,571,653(1)         6.28%
William J. Candee, III                            21,708(2)        *
George S. Cohan                                   23,000(3)        *
Dan L. Goldwasser                                 23,370(4)        *
Joseph M. Schor                                   47,445(5)        *
Phillip M. Satow                                 598,754(6)         1.46%
Kenneth E. Goodman                               547,200(7)         1.34%
Dr. Lawrence S. Olanoff                            9,000(8)        *
All directors and executive officers
  as a group                                   3,842,430(9)         9.38%

------------------------

*   less than 1%

(1) Includes 2,020,164 shares subject to options exercisable within 60 days of the date hereof.

(2) Includes 20,000 shares subject to options exercisable within 60 days of the date hereof.

(3) Includes 19,000 shares subject to options exercisable within 60 days of the date hereof.

(4) Includes 22,000 shares subject to options exercisable within 60 days of the date hereof. Does not include 1,300 shares owned by Mr. Goldwasser's wife as to which shares Mr. Goldwasser disclaims beneficial ownership.

(5) Includes 2,000 shares subject to options exercisable within 60 days of the date hereof.

(6) Includes 582,000 shares subject to options exercisable within 60 days of the date hereof. Also includes 11,117 shares held in trusts, of which Mr. Satow is a trustee, for the benefit of Mr. Satow's children.

(7) Includes 524,778 shares subject to options exercisable within 60 days of the date hereof.

(8) Includes 9,000 shares subject to options exercisable within 60 days of the date hereof.

(9) Includes 3,198,942 shares subject to options exercisable within 60 days of the date hereof.

                             EXECUTIVE COMPENSATION

    The following table sets forth, for the fiscal years ended March 31, 1997, 1996 and 1995, compensation paid by the Company to the Chief Executive Officer and to each of the other executive officers of the Company during fiscal year 1997, including salary, bonuses, stock options and certain other compensation:

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG TERM
                                                                                           COMPENSATION(1) AWARDS
                                                               ANNUAL COMPENSATION        ------------------------
                                                         -------------------------------               ALL OTHER
                                                                     SALARY      BONUS    OPTIONS/   COMPENSATION
              NAME AND PRINCIPAL POSITION                  YEAR        ($)        ($)        (#)        ($)(2)
            -------------------------------              ---------  ---------  ---------  ---------  -------------
Howard Solomon,                                               1997    610,021          0          0       20,803
  President and Chief                                         1996    583,769     60,000    100,000       15,535
  Executive Officer                                           1995    550,644     60,000    100,000       23,728
Phillip M. Satow,                                             1997    434,515          0          0       17,410
  Executive Vice                                              1996    415,764     50,000     75,000       15,959
  President--                                                 1995    391,889     50,000     50,000       23,761
  Marketing
Kenneth E. Goodman,                                           1997    405,514          0          0       14,852
  Vice President--                                            1996    386,763     50,000     50,000       15,461
  Finance                                                     1995    362,888     50,000     50,000       23,761
Dr. Lawrence S. Olanoff,                                      1997    356,250     35,000     30,000        5,509
  Vice President--                                            1996(3)   153,410   100,000    60,000
  Scientific Affairs

------------------------

(1) The Company has no long term incentive compensation plan other than its several Employee Stock Option Plans described herein and various individually granted options. The Company does not award stock appreciation rights, restricted stock awards or long term incentive plan pay-outs.

(2) Consists of group term life insurance and compensation credited to such executive officers pursuant to the Forest Laboratories, Inc. Savings and Profit Sharing Plan (the "Plan"), which covers employees of the Company and certain of its subsidiaries. Under the Plan, all regular employees of the Company and certain subsidiaries who are employed for at least six months prior to the Plan year end become participants of the Plan. Contributions, which are made at the discretion of the Company's Board of Directors, may not exceed 25 percent of the individual Plan participant's gross salary (up to a maximum salary of $150,000), including allocated forfeitures for the Plan year. Plan participants vest over a period of 3 to 7 years of credited service. The Company did not pay or provide other forms of annual compensation (such as perquisites) to any of the named executive officers having a value exceeding the lesser of $50,000 or 10% of the total annual salary and bonus reported for such officers.

(3) Reflects compensation from the date Dr. Olanoff joined the Company.

OPTIONS GRANTED IN FISCAL 1997

    The following information is furnished for the fiscal year ended March 31, 1997 with respect to the Company's Chief Executive Officer and each of the other executive officers of the Company for stock options granted during such fiscal year. Stock options were granted without tandem stock appreciation rights.

                                                                                                          POTENTIAL REALIZABLE
                                                                                                                 VALUE
                                                                                                           AT ASSUMED ANNUAL
                                                                                                          RATES OF STOCK PRICE
                                                          % OF TOTAL                                        APPRECIATION FOR
                                          OPTIONS       OPTIONS GRANTED                                    OPTION TERM($)(2)
                                          GRANTED        TO EMPLOYEES       EXERCISE PRICE   EXPIRATION   --------------------
                 NAME                       (#)       DURING FISCAL YEAR    PER SHARE ($/S)     DATE         5%         10%
--------------------------------------  -----------  ---------------------  ---------------  -----------  ---------  ---------
Howard Solomon
Phillip M. Satow
Kenneth E. Goodman
Dr. Lawrence S. Olanoff(1)                  30,000              1.47%            29.6875       12/19/02     246,063    543,735

------------------------

(1) Dr. Olanoff's options have a term of 5 years. 15% are exercisable immediately; 15% become exercisable in each of the next three years and 40% are exercisable in the fourth year. The options expire at the end of the fifth year.

(2) Represents the potential value of the options granted at assumed 5% and 10% rates of compounded annual stock price appreciation from the date of grant of such options. The increase in shareholders' equity to all shareholders of the Company measured over the same period at the same assumed rates of appreciation and based upon the market price for the Common Stock on the date such options were granted would be $339,616,627 and $750,463,930, respectively.

AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND FISCAL YEAR END OPTION VALUES

    The following information is furnished for the fiscal year ended March 31, 1997 with respect to the Company's Chief Executive Officer and each of the other executive officers of the Company for stock option exercises during such fiscal year.

                                                                             NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN THE
                                       SHARES                                OPTIONS AT 3/31/97 (#)     MONEY OPTIONS AT 3/31/97 ($)
                                      ACQUIRED               VALUE        ----------------------------  ----------------------------
             NAME                  ON EXERCISE(#)         REALIZED($)     EXERCISABLE  NON-EXERCISABLE  EXERCISABLE  NON-EXERCISABLE
------------------------------  ---------------------  -----------------  -----------  ---------------  -----------  ---------------
Howard Solomon                                                             2,020,164         95,000      30,424,331             0
Phillip M. Satow                                                             582,000         47,500       7,060,497             0
Kenneth E. Goodman                                                           524,778         47,500       6,143,458             0
Dr. Lawrence S. Olanoff                                                        9,000         81,000                       238,124

BENEFITS AGREEMENTS

    On December 1, 1989 the Board of Directors adopted a policy of granting certain medical insurance benefits to senior corporate executive officers and their spouses upon the completion of 10 years of service by such senior officers. The benefit would be provided to such executives and their spouses for their lifetimes following the termination of such executive's employment with the Company, and would be equivalent to the medical insurance benefits provided to such executives as of the date of their termination or as of December 1, 1989, if more favorable. The benefit need not be provided to the extent and for any time that the executive obtained comparable insurance from a subsequent employer. The Company has entered into formal written benefits agreements with each of Messrs. Solomon, Schor, Goodman and Satow granting the 10 year service benefit.

    Effective March 31, 1994, the Company entered into "split dollar" life insurance benefit agreements with each of Messrs. Solomon, Schor, Satow and Goodman. Each of these agreements provides that the Company will pay the premiums on a life insurance policy owned by and for the benefit of the executive. Upon the death of the executive (or other realization by the executive upon the principal amount of the policy), proceeds of the life insurance policy will be applied to repay the Company for all premiums paid on behalf of the executive. The Company is obligated to continue to pay premiums under these agreements until the covered life insurance policies are paid in full, notwithstanding the termination of the executive's employment with the Company. The Company is further obligated to pay all such premiums in a lump sum in the event the Company undergoes a "change in control."

    The Company has entered into employment agreements with several key employees, including each of Messrs. Solomon, Satow, Goodman and Dr. Olanoff. Each of these agreements becomes effective only upon the occurrence of a "change in control" and provides that the executive is entitled to salary, bonus and benefits for a three year period following a "change in control" of the Company if the executive's employment terminates during such period without cause or for good reason. Subject to certain exceptions, a "change in control" is (i) an acquisition of 20% or more of the Common Stock or voting securities of the Company by a person or group not acquiring their shares directly from the Company, (ii) a change in the majority of the current Board of Directors or their designated successors not consented to by such current Board of Directors or designated successors, and (iii) a liquidation or dissolution of the Company or merger, consolidation or sale of all or substantially all of the Company's assets which involves a greater than 50% change in the shareholders of the Company or the replacement of a majority of the current Board of Directors or their designated successors.

STOCK OPTIONS

    The Company's 1988, 1990 and 1994 Employee Stock Option Plans (the "Plans") provide that options may be granted to purchase shares of Common Stock at a price per share fixed by the Board of Directors, provided that, in the case of incentive stock options, such price may not be less than fair market value on the date of the option grant. All employees of the Company and its subsidiaries are eligible to receive options under the Plans.

    The Plans provide that the Board of Directors may determine the employees to whom options are to be granted and the number of shares subject to each option. The purchase price for shares must be paid in cash or by the tender of shares of Common Stock having a fair market value, as determined by the Board, equal to the option exercise price.

    The non-employee directors of the Company participate in the Amended Directors' Stock Option Plan (the "Directors' Plan") under which an initial grant of options covering 10,000 shares of Common Stock each were granted to each of the Company's non-employee directors at an exercise price of $9.90625 per share (being the average price for the Common Stock on the American Stock Exchange on August 15, 1988, the date of stockholder approval of the Directors'
Plan) and pursuant to which an initial grant of options (having an exercise price equal to average price of the Common Stock on the date of grant) covering 14,000 shares of Common Stock will automatically be granted to persons who become non-employee directors from and after the adoption of the Directors' Plan. The Directors' Plan expires on June 9, 1998 and options granted thereunder have a term of 10 years (but in no event more than three months following the optionee's ceasing to serve as a member of the Company's Board of Directors). Twenty-five percent of the options granted under the Directors' Plan become exercisable on the date of grant and on each anniversary of such date until all such options are exercisable.

    The Directors' Plan further provides for the automatic annual grant to each of the Company's non-employee directors of options to purchase 2,000 shares of Common Stock on the date of their annual election or re-election by the Company's shareholders. Each such option grant will be at an exercise price equal to the average price of the Common Stock on the American Stock Exchange on the date of grant and will become exercisable six months after the date of option grant. Each such option shall have a term of 10 years from the date of grant (but in no event more than three months following the optionee's ceasing to serve as a member of the Company's Board of Directors).

DIRECTORS' COMPENSATION

    In addition to automatic annual option grants under the Directors' Plan, each non-employee director of the Company received $22,500 for their services as director during the fiscal year ended March 31, 1997, except for Mr. Candee who received $25,000 for his services as director and the Company's secretary and Chairman of the Audit Committee.

                           COMMITTEES; BOARD MEETINGS

    The Company has an audit committee composed of Messrs. Candee and Goldwasser. During the fiscal year ended March 31, 1997, the audit committee met on two occasions for the purpose of (i) approving the selection of the Company's independent auditors; (ii) reviewing the arrangements and scope of the audit; and (iii) reviewing the Company's internal accounting procedures and controls and recommendations of the Company's auditors.

    The Company does not have a nominating or compensation committee.

    The Board of Directors of the Company held three meetings during the fiscal year ended March 31, 1997 and no incumbent director attended fewer than 75% of the aggregate of such meetings and the number of meetings of each committee of which he is a member.

                        REPORT ON EXECUTIVE COMPENSATION
                           BY THE BOARD OF DIRECTORS
                         AND THE STOCK OPTION COMMITTEE

COMPENSATION POLICY

    The Company's Board of Directors (the "Board") is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and the award of stock options (in the case of options to be granted under the Company's Employee Stock Option Plans, such responsibility is limited to the recommendation of awards to the Company's Stock Option Committee). The Board is currently composed of five members, four of whom are non-employee directors and one of whom, Mr. Solomon, is the President and Chief Executive Officer of the Company. In addition, three of the non-employee directors, Messrs. Goldwasser, Candee and Cohan, serve as a Stock Option Committee which administers the granting of options under the Company's Employee Stock Option Plans, including the award of options to the Company's executive officers.

    The policy of the Board is to provide compensation to the Chief Executive Officer and the Company's other executive officers reflecting the contribution of such executives to the Company's growth in sales and earnings, the implementation of strategic plans consistent with the long term growth objectives of the Company and the enhancement of shareholder value as reflected in the growth of the Company's market capitalization. Contributions to specific Company objectives, including the development and acquisition of new product opportunities, the progress of clinical and other studies and development activities required to bring new ethical pharmaceutical products to market and the successful marketing of the Company's principal products are evaluated in setting compensation policy. Executive compensation decisions have traditionally been made on a calendar year basis.

    Long term incentive compensation policy consists exclusively of the award of stock options under the Company's Employee Stock Option Plans and individual option grants, which serve to identify the reward for executive performance with increases in value created for shareholders.

COMPANY PERFORMANCE AND CEO COMPENSATION

    Executive compensation for the fiscal year ended March 31, 1997 consisted of base salary, and, in the case of Lawrence Olanoff, the Company's Vice President-Scientific Affairs, an annual bonus and the award of stock options by the Stock Option Committee as indicated at "Options Granted in Fiscal 1997." The Board met in December 1996 to review executive compensation for the calendar year commencing January 1, 1997. The Board reviewed data relating to operating and financial goals and achievements (and specifically relating to the progress of various clinical development programs and the in-licensing and acquisition of products and product development opportunities), the recent history of the compensation granted by the Board to the Company's highest paid executive officers, the compensation policy of the Board and rules of the SEC with respect to disclosure of the compensation and compensation policies applicable to executive officers of the Company.

    The Board noted the achievement of the following strategic objectives during calendar year 1996: the expansion of the Company's salesforce and the launch and growth in market share of Tiazac-Registered Trademark-, a once daily formulation of diltiazem for the treatment of hypertension, the conclusion of licensing arrangements for Citalopram, a selective serotonin reuptake inhibitor for the treatment of depression and for a patented combination of oxycodone and ibuprofen, for the treatment of moderate to severe pain and the conclusion of Phase III clinical trials for Synapton-TM-, an acetylcholinesterase inhibitor for the treatment of the symptoms of Alzheimer's Disease. The Board further noted the decision to modify the Company's trade practices to reduce trade levels of inventory of certain of the Company's principal promoted products and the Company's projections that such decision would have the effect of reducing sales during the succeeding six-month period, as well as causing an operating loss for the 1997 fiscal year.

    The Board determined that, although there were many positive developments for the past year, salary increases, bonuses and option grants should remain tied to current operating results. Accordingly, the Board determined that no increases in base compensation and no bonuses or stock option awards be granted (or in the case of stock option awards, recommended for grant to the Stock Option Committee) for three of the Company's senior executive officers, including the Chief Executive Officer. The Board further determined to award to the Vice President-Scientific Affairs, a salary increase and bonus and to recommend the grant of stock options, in each case as described in the preceding tables. The Board noted that Dr. Olanoff had been with the Company for approximately one year and was responsible for the achievement of many of the strategic scientific and technical objectives of the Company.

    During fiscal 1997, the Stock Option Committee awarded stock options to Dr. Olanoff, the Company's Vice President-Scientific Affairs as set forth in the table set forth at "Options Granted in Fiscal 1997" in the amount set forth therein. The Stock Option Committee determined to continue the Company's long-standing policy of utilizing the award of stock options (which provide value to the executive over time as growth in the market price of the Company's shares reflects the successful achievement of the Company's business objectives) to identify the success of the Company's executives with the growth in equity value to the Company's shareholders. The size of the award made was determined based upon such officer's contribution to the achievement of the performance objectives described above and the Committee's view of an appropriate equity position to be maintained by the Company's executive officers in light of the Company's market capitalization. Each of these factors was equally considered.

                                          THE BOARD OF DIRECTORS

                                          Howard Solomon

                                          Joseph M. Schor

                                          George S. Cohan*

                                          William J. Candee, III*

                                          Dan L. Goldwasser*

------------------------

* Stock Option Committee Member.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Howard Solomon, the Company's President and Chief Executive Officer, is a member of the Board and participated in deliberations concerning executive compensation. Mr. Solomon abstained from voting with respect to his own compensation. Joseph M. Schor, formerly Vice President--Scientific Affairs of the Company until his retirement on December 31, 1994, is a member of the Board and participated in deliberations concerning executive compensation.

                               PERFORMANCE GRAPH

    The graph below compares the cumulative total shareholder return on the Common Stock for the last five fiscal years with the cumulative total return on the Standard & Poors Health Care Drugs Index and the Standard & Poors MIDCAP 400 Index over the same period (assuming the investment of $100 in the Common Stock, the S&P Health Care Drugs Index and the S&P MIDCAP 400 on March 31, 1992, and the reinvestment of all dividends).

                     COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
               AMONG FOREST LABORATORIES, INC., THE S & P MIDCAP 400 INDEX
             AND THE S & P HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) INDEX

Research                                            Total Return -- Data Summary

                                      FRX

                                                         CUMULATIVE TOTAL RETURN
                            ---------------------------------------------------------------------------------
                                                          3/92       3/93       3/94       3/95       3/96       3/97
                                                           ---        ---        ---        ---        ---        ---
Forest Labs Inc.            FRX                               100         97        127        141        144        111
S & P MIDCAP 400..........  IMID                              100        116        123        134        172        190
S & P HLTH CARE
  (DRUGS--MAJOR PHARMS)...  IHCD                              100         78         71        108        173        222

Research                                          Company Total Return Worksheet

                                                                 BEGIN: 03/31/92
                                                                   FYE: 03/31/97
FOREST LABS INC                         FRX                        END: 03/31/96

                                                   BEGIN                                                            CUM
                          TYPE                    NO. OF         DIV         DIV         DIV        ENDING         TOTAL
                           OF         CLOSE       SHARES        $ PER       $.$$       SHARES       NO. OF        SHRHLDR
        DATE*             LINE        PRICE         ***       SHARES**      PAID       REINVD       SHARES        RETURN
----------------------  ---------  -----------  -----------  -----------  ---------  -----------  -----------  -------------
03/31/92                    BEGIN      33.875        2.952                                             2.952           100
03/31/93                       YE      33.000        2.952                                             2.952            97
03/31/94                       YE      42.875        2.952                                             2.952           127
03/31/95                       YE      47.625        2.952                                             2.952           141
03/31/96                       YE      48.750        2.952                                             2.952           144
03/31/97                       YE      47.625        2.952                                             2.952           111

*   Fiscal yearend and ex-dividend dates.

**  All Closing Prices and Dividends are adjusted for stock splits. 2373EFRX

*** "Begin No. Shares" based on $100 investment.

                                   PROPOSAL 2

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

    The firm of BDO Seidman, L.L.P. has audited the financial statements of the Company for each of the three fiscal years ended March 31, 1997. The Board of Directors desires to continue the services of BDO Seidman, L.L.P. for the current fiscal year ending March 31, 1998. Accordingly, the Board of Directors will recommend to the Meeting that the stockholders ratify the appointment by the Board of Directors of the firm of BDO Seidman, L.L.P. to audit the financial statements of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, shall have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

    THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE APPOINTMENT OF BDO SEIDMAN, L.L.P.

                                 MISCELLANEOUS

ANNUAL REPORT

    The Company's 1997 Annual Report is being mailed to stockholders contemporaneously with this Proxy Statement.

FORM 10-K

    UPON THE WRITTEN REQUEST OF A RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE MEETING, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED MARCH 31, 1997. REQUESTS SHOULD BE MAILED TO CORPORATE SECRETARY, FOREST LABORATORIES, INC., 909 THIRD AVENUE, NEW YORK, NEW YORK 10022.

COST OF SOLICITATION

    The cost of soliciting proxies in the accompanying form has been or will be paid by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners, and the Company will, upon request, reimburse them for their reasonable expenses in doing so. To the extent necessary in order to assure sufficient representation, officers and regular employees of the Company and a commercial proxy solicitation firm may be engaged to assist in the solicitation of proxies. Whether either measure will be necessary depends entirely upon how promptly proxies are received. No outside proxy solicitation firm has been selected or employed by the Company in respect of the Meeting as of the date of this Proxy Statement, and the Company is unable to estimate the costs to it of any such services.

PROPOSALS OF SECURITY HOLDERS

    Proposals of security holders to be presented at the 1997 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting no later than March 3, 1998.

    Stockholders are urged to send in their proxies without delay.

                                         WILLIAM J. CANDEE, III,
                                          Secretary

Dated: June 30, 1997

                           FOREST LABORATORIES, INC.
       Proxy - For the Annual Meeting of Stockholders - August 11, 1997

                                        The undersigned stockholder of FOREST
LABORATORIES, INC., revoking any previous proxy for such stock, hereby appoints Howard Solomon and Kenneth E. Goodman, or either of them, the attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of Common Stock of Forest LABORATORIES, INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on August 11, 1997 at 10:00 A.M. at Chase Manhattan Corporate Headquarters, 270 Park Avenue, New York, New York, and any adjournments thereof on all matters coming before said meeting.

                                        In the event no contrary instructions
are indicated by the undersigned stockholder, the proxies designated hereby are authorized to vote the shares as to which this proxy is given FOR proposals 1 and 2, each of which are set forth on this card.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The Board of Directors Recommends a Vote FOR proposals 1 and 2.
                          (continued on reverse side)

    Please mark
/X/ your choices
    like this        ___________________     ______________
                      ACCOUNT NUMBER         COMMON

1. Election of five Directors: Howard Solomon, William J. Candee, III, George S. Cohan, Dan L. Goldwasser and Joseph M. Schor

                        FOR ALL      WITHHOLD
                        NOMINEES     AUTHORITY
                          / /           / /

    _______________________________________
    (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line provided above.)

2.  Ratification of BDO Seidman, L.L.P. as Accountants

                          FOR   AGAINST   ABSTAIN
                          / /     / /       / /

                          Please sign here exactly as your name(s) appear(s) on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. If a partnership, sign in partnership name by authorized person.

                          Dated_________________________________________________

                          ______________________________________________________
                                                 (Signature)

                          ______________________________________________________
                                                 (Signature)

                              PLEASE MARK BOXES IN BLUE OR BLACK INK

                          PLEASE SIGN, DATE AND MAIL IN THE
                          ENVELOPE PROVIDED